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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) March 13, 2003.

               Household Affinity Credit Card Master Note Trust I
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          Household Finance Corporation
                 ----------------------------------------------
                          (Administrator of the Trust)
                    (Exact Name as specified in its charter)


           Delaware                       0-23942              36-1239445
-------------------------------    ------------------------   ------------
(State or Other Jurisdiction of    (Commission File Number)   (IRS Number)
Employer Identification
Incorporation of Administrator)

                    2700 Sanders Road
               Prospect Heights, Illinois                            60070
--------------------------------------------------------           ----------
(Address of Principal Executive Office of Administrator)           (Zip Code)


Registrant's telephone number, including area code (847) 564-5000


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   Not Applicable.

Item 2.   Not Applicable.

Item 3.   Not Applicable.

Item 4.   Not Applicable.

Item 5. On March 13, 2003, Household Affinity Credit Card Master Note Trust I (the "Trust") issued its Series 2003-1 and Series 2003-2 Asset Backed Notes.

Item 6.   Not Applicable.

Item 7.   Exhibits.

     The following are filed as Exhibits to this Report under Exhibits 4.

            Exhibit 4.1 The Amended and Restated Master Indenture, dated as of March 13, 2003, between the Trust, as issuer, and The Bank of New York, as indenture trustee (the "Indenture Trustee").

            Exhibit 4.2 The Series 2003-1 Indenture Supplement, dated as of March 13, 2003, between the Trust, as issuer, and the Indenture Trustee.

            Exhibit 4.3 The Series 2003-2 Indenture Supplement, dated as of March 13, 2003, between the Trust, as issuer, and the Indenture Trustee.

            Exhibit 4.4 The Trust Agreement, dated as of February 14, 2003, between Household Affinity Funding Corporation III ("HAFC III") and Wilmington Trust Company, as owner trustee (the "Owner Trustee").

            Exhibit 10.1 The Amended and Restated Transfer and Servicing Agreement, dated as of March 13, 2003, among HAFC III, Household Finance Corporation ("HFC") and the Trust.

            Exhibit 10.2 The Receivables Purchase Agreement, dated as of February 18, 2003, between Household Receivables Acquisition Company II and HAFC III.

Item 8.   Not Applicable.

Item 9.   Not Applicable.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934,the Administrator on behalf of Household Affinity Credit Card Master Note Trust I has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HOUSEHOLD FINANCE
                                          CORPORATION
                                         as Administrator of and on behalf of

                                         HOUSEHOLD AFFINITY CREDIT
                                         CARD MASTER NOTE TRUST I


                                         By:  /s/ Steven H. Smith
                                             --------------------------
                                            Name:  Steven H. Smith
                                            Title: Assistant Treasurer

Dated:  April 14, 2003

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                                  EXHIBIT INDEX


Exhibit                          Description
-------                          -----------

Exhibit 4.1 The Amended and Restated Master Indenture, dated as of March 13, 2003, between the Trust, as issuer, and The Bank of New York, as indenture trustee (the "Indenture Trustee").

Exhibit 4.2 The Series 2003-1 Indenture Supplement, dated as of March 13, 2003, between the Trust, as issuer, and the Indenture Trustee.

Exhibit 4.3 The Series 2003-2 Indenture Supplement, dated as of March 13, 2003, between the Trust, as issuer, and the Indenture Trustee.

Exhibit 4.4 The Trust Agreement, dated as of February 14, 2003, between Household Affinity Funding Corporation III ("HAFC III") and Wilmington Trust Company, as owner trustee (the "Owner Trustee").

Exhibit 10.1 The Amended and Restated Transfer and Servicing Agreement, dated as of March 13, 2003, among HAFC III, Household Finance Corporation ("HFC") and the Trust.

Exhibit 10.2 The Receivables Purchase Agreement, dated as of February 18, 2003, between Household Receivables Acquisition Company II and HAFC III.

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